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                                                                   EXHIBIT 10.25

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (hereinafter referred to as the "First Amendment") executed as of the 26th day of April, 2001, by and between ADDISON ENERGY INC. ("Borrower") and BANK ONE CANADA ("Bank One"), and each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Agreement) or which may from time to time become a party hereto pursuant to the provisions of Section 28 of the Credit Agreement (as hereinafter defined) or any successor or assignee thereof (hereinafter collectively referred to as "Lenders", and individually, "Lender") and Bank One, as Administrative Agent (the "Agent").

                                   WITNESSETH:

         WHEREAS, as of April 26, 2001, EXCO Resources Canada Inc. ("EXCO"), the Lenders and the Agent entered into a Credit Agreement pursuant to which the Lenders made available to the Borrower a revolving credit facility of up to $77,500,000 Canadian (the "Credit Agreement"); and

         WHEREAS, immediately after the Effective Date of the Credit Agreement EXCO and Borrower were amalgamated under the name of Addison Energy Inc.;

         WHEREAS, the Borrower, the Lenders and the Agent wish to amend the Credit Agreement to confirm the Borrower is bound by the obligations of EXCO under the Credit Agreement.

         NOW, THEREFORE, the parties agree to amend the Credit Agreement as follows:

         1. Unless otherwise defined herein all defined terms used herein shall have the same meaning as ascribed to such terms in the Credit Agreement.

         2. Any and all references in the Credit Agreement to EXCO Resources Canada Inc. are deleted and the name Addison Energy Inc. is substituted in lieu thereof

         3. Borrower hereby confirms to the Lenders and the Agent that it is bound by all of the obligations of EXCO under the Credit Agreement. Borrower further confirms that the property of EXCO and the property of Borrower immediately prior to their amalgamation to form Addison Energy Inc. continues to be the property of Borrower and Borrower continues to be liable for the obligations of each of EXCO and pre-amalgamation Addison Energy Inc. existing immediately prior to their amalgamation to form Borrower including such obligations of EXCO under the Credit Agreement.

         4. Except to the extent its provisions are specifically amended, modified or superseded by this First Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants.

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Except to the extent its provisions are specifically amended, modified or superseded by this First Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Lenders.

         5. This First Amendment shall be effective as of the date first above written, but only upon the satisfaction of the conditions precedent set forth in Paragraph 6 hereof (the "First Amendment Effective Date").

         6. The obligations of Lenders under this First Amendment shall be subject to the following conditions precedent:

                  (a) Execution and Delivery. The Borrower shall have executed and delivered this First Amendment, all in form and substance satisfactory to the Agent;

                  (b) Representations and Warranties. The representations and warranties of the Borrower under this First Amendment are true and correct in all material respects as of the date (except to the extent that such representations and warranties relate solely to an earlier date);

                  (c) No Event of Default. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

                  (d) Other Documents. The Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Agent;

                  (e) Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Agent retained at the expense of Borrower.

         7. Borrower hereby represents and warrants that all factual information heretofore and contemporaneously furnished by or on behalf of Borrower to Agent for purposes of or in connection with this First Amendment does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained herein or therein from being misleading. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower made under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time given. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this First Amendment or any investigation by Lenders.


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         8. This First Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         9. This First Amendment shall be governed by and construed in accordance with the laws of the Province of Alberta, Canada.

         10. WRITTEN CREDIT AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

         IN WITNESS WHEREOF, the parties have caused this First Amendment to Credit Agreement to be duly executed as of the date first above written.

                                    BORROWER:

                                    ADDISON ENERGY INC.



                                    By: /s/ RICHARD E. MILLER
                                       -----------------------------------------
                                             Richard E. Miller, Vice President

                                    LENDERS:

                                    BANK ONE CANADA



                                    By: /s/ MICHAEL N. TAM
                                       -----------------------------------------
                                             Michael N. Tam, Vice President


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                                    BNP PARIBAS (CANADA)



                                    By: /s/ MICHAEL GOSSELIN
                                       ----------------------------------------
                                             Michael Gosselin, Director
                                             Energy & Project Finance



                                    By: /s/ PAUL MCCUAIL
                                       ----------------------------------------
                                             Paul McCuail, Vice President

                                    COMERICA BANK-CANADA



                                    By: /s/ ROBERT C. ROSEN
                                       ----------------------------------------
                                             Robert C. Rosen, Vice President


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                                    ADMINISTRATIVE AGENT:

                                    BANK ONE CANADA



                                    By: /s/ MICHAEL N. TAM
                                       ----------------------------------------
                                             Michael N. Tam, Vice President

                                    DOCUMENTATION AGENT:

                                    BNP PARIBAS (CANADA)



                                    By: /s/ MICHAEL GOSSELIN
                                       ----------------------------------------
                                             Michael Gosselin, Director
                                             Energy & Project Finance



                                    By: /s/ PAUL MCCUAIL
                                       ----------------------------------------
                                             Paul McCuail, Vice President


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